Exhibit 23.2


                        Consents of independent certified
                               public accountants
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CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Hollywood Trenz, Inc. of our report dated March 15, 1996, relating to the financial statements of Hollywood Trenz, Inc. as of December 31, 1995.


                                   /s/  WINTER, SCHEIFLEY & ASSOCIATES, P.C.
                                   --------------------------------------------
                                   Winter, Scheifley & Associates, P.C.
                                   Certified Public Accountants


April 18, 1996
Englewood, Colorado